FEDERAL INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

(12) Federal Income Taxes

Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be reversed. The Corporation and the Bank file a consolidated Federal income tax return.
The provision for Federal income taxes consists of the following (000s omitted):

	2012	2011	2010
Federal income taxes currently payable	$1,497	$500	$—
Provision (credit) for deferred taxes on:
Book (over) under tax loan loss provision	1,386	390	670
Accretion of bond discount	(5)	(1)	(74)
Net deferred loan origination fees	(56)	9	40
Accrued postretirement benefits	(296)	(254)	(150)
Tax over (under) book depreciation	180	(83)	(16)
Alternative minimum tax	—	—	(67)
Non-accrual loan interest	(770)	(953)	(243)
Other real estate owned	(253)	(103)	(380)
Other than temporary impairment AFS securities	—	—	3,550
Net operating loss carry forward	(697)	(2,039)	(6,950)
Other, net	(173)	(236)	(274)
Total deferred benefit	(684)	(3,270)	(3,894)
Valuation allowance deferred tax assets	(4,316)	3,270	7,077
Net deferred provision (benefit)	(5,000)	—	3,183
Tax expense (benefit)	$(3,503)	$500	$3,183
The effective tax rate differs from the statutory rate applicable to corporations as a result of permanent differences between accounting and taxable income as follows:

	2012	2011	2010
Statutory rate	34.0%	(34.0)%	(34.0)%
Municipal interest income	(7.9)	(13.4)	(6.9)
Other, net	(10.0)	(37.6)	(3.8)
Valuation allowance	(85.6)	100.3	81.2
Effective tax rate	(69.5)%	15.3%	36.5%
In accordance with ASC 740, the Company is required to establish a valuation allowance for deferred tax assets when it is “more likely than not” that a portion or the entire deferred tax asset will not be realized. The evaluation requires significant judgment and extensive analysis of all available positive and negative evidence, the forecast of future income, applicable tax planning strategies, and assessments of current and future economic and business conditions.
During 2009, the Company established a deferred tax valuation allowance of $13.9 million after evaluating all positive and negative evidence. The Company determined that it was more likely than not that it would be able to utilize its entire deferred tax asset of $17.0 million. The expense for recording the valuation allowance was a non cash item, and the recording of the expense does not imply that the Company owes additional taxes. As business and economic conditions changed, the Company reevaluated the criteria related to the recognition of deferred tax assets, and during 2010, The Company increased its valuation allowance to $20.9 million, which equaled 100% of the deferred tax asset. After its review of the relevant data in 2011, the Company decided to continue to maintain its valuation allowance at 100% of the deferred tax asset of $24.2 million.
In December 2012, the Company again evaluated the positive and negative evidence regarding its expected utilization of its deferred tax asset. Positive evidence includes improving local and regional economic conditions, six consecutive quarterly profits, consistent improvement in asset quality, reduction in credit related expenses, and projections for continued improvements in earnings for the foreseeable future. Negative evidence includes the large amount of net operating loss carry forwards that the Company has accumulated, persistent concern about the strength of the economic recovery, and still elevated problem asset levels at the Company. The Company has determined that, as of December 31, 2012, it is more likely than not that the Company will be able to utilize a portion of its deferred tax asset, but it is not more likely than not that all of the deferred tax asset will be utilized. Based on its projection of the amount of deferred tax asset that it expects to utilize in the future, the Company concluded to reduce the valuation allowance by $5.0 million. The reduction in the valuation allowance was recorded by recognizing a benefit to federal income tax expense.
In the ordinary course of business, the Company enters into certain transactions that have tax consequences. From time to time, the Internal Revenue Service (IRS) questions and/or challenges the tax positions taken by the Company with respect to those transactions. The Company believes that its tax returns were filed based upon applicable statutes, regulations, and case law in effect at the time of the transactions. The IRS, an administrative authority of a court, if presented with the transactions could disagree with the Company’s interpretation of the tax law.
The Company is currently under an audit of its tax returns filed for the 2004, 2005, 2007, 2008, 2009 and 2010 tax years. The Company recorded a tax liability in the second quarter of 2012 to reflect the amount of a settlement offer that the Company proposed to the IRS in an attempt to resolve the audit. Based on current knowledge, the Company believes that the accrued tax liability is adequate to absorb the effect relating to the ultimate resolution of the uncertain tax positions challenged by the IRS.
The components of the net deferred Federal income tax asset (included in Interest Receivable and Other Assets on the accompanying consolidated balance sheets) at December 31 are as follows (000s omitted):

	2012	2011
Deferred Federal income tax assets:
Allowance for loan losses	$6,081	$7,467
Net deferred loan origination fees	253	197
Tax versus book depreciation differences	—	178
Net unrealized losses on securities available for sale	—	—
Accrued postretirement benefits	3,396	2,911
Alternative minimum tax	771	771
Non-accrual loan interest	2,088	1,318
Other real estate owned	2,207	1,954
Other than temporary impairment AFS securities	566	566
Net operating loss	9,686	8,989
Other, net	1,277	977
Gross deferred tax asset	26,325	25,328
Valuation allowance	(19,881)	(24,197)
Total deferred federal tax asset	$6,444	$1,131
Deferred Federal income tax liabilities:
Accretion of bond discount	$(18)	$(23)
Net unrealized gains on securities available for sale	(924)	(1,271)
Tax versus book depreciation differences	(2)	—
Other	(461)	(334)
Total deferred federal tax liabilities	$(1,405)	$(1,628)
Net deferred Federal income tax asset (liability)	$5,039	$(497)
The Corporation has net operating loss carry forwards of approximately $28.5 million that are available to reduce future taxable income through the year ending December 31, 2032.